Accounts Receivable, Net - Schedule of Accounts Receivable and Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Receivables [Abstract]
Accounts receivable	¥ 3,252,396	$ 498,451	¥ 3,265,475
Allowance for doubtful accounts	(128,199)	(19,647)	(33,989)	$ (5,209)	¥ (3,589)
Total	¥ 3,124,197	$ 478,804	¥ 3,231,486